UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2011

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer Identification No.)
of incorporation)

2030 DOW CENTER, MIDLAND, MICHIGAN 48674

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 989-636-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act ( 17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act ( 17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2011, the Board of Directors (the “Board”) of The Dow Chemical Company (the “Company”) approved amendments to the Company’s Bylaws and readopted them in full (as amended, the “Bylaws”). The amendments became effective immediately. The amendments change the name and description of responsibilities of the Environment, Health, Safety and Technology Committee to incorporate responsibility for oversight of the Company’s science and technology capabilities. (Sections 4.1 and 4.5).

The foregoing description is qualified in its entirety by reference to the Bylaws, effective as of October 12, 2011, which are filed as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Bylaws of The Dow Chemical Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date: October 13, 2011

/s/ RONALD C. EDMONDS
Ronald C. Edmonds
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Bylaws of The Dow Chemical Company.